EXHIBIT 10.23

SUBSCRIPTION AGREEMENT

NewMarket Technology, Inc
14860 Montfort Drive, Suite 210
Dallas, TX 75254

THIS SUBSCRIPTION AGREEMENT made this _____day of ______________, 2008 by and between NewMarket Technology, Inc., a Nevada corporation (hereinafter “Company”), and the undersigned Subscriber (hereinafter “Subscriber”), who, for and in consideration of the mutual promises and covenants set forth herein, do hereto agree as follows:

1.           Subscription.The Subscriber hereby subscribes for _____ Shares (hereinafter “Shares”) of the Company, at a price of $.20 per Share, and herewith tenders to the Company a bank check for the subscription in the amount of $____, which the Subscriber tenders herewith as payment for the Shares.  Each Share consists of one share of $.001 par value common stock of the Company.  This Subscription Agreement (hereinafter “Subscription”) is an irrevocable offer by the Subscriber to subscribe for the securities offered by the Issuer, and, subject to the terms hereof, shall become a contract for the sale of said securities upon acceptance thereof by the Issuer.

2.           Acknowledgement. The undersigned acknowledges that, prior to signing this Subscription Agreement, he or she has received the Prospectus describing the offering of Shares by the Company and has carefully reviewed the risks of and other considerations relevant to, a purchase of the Shares, including those described under the caption “Risk Factors” in the Prospectus.

3.           Acceptance. This Subscription Agreement is made subject to the Issuer’s discretionary right to accept or reject the Subscription herein.  If the Issuer for any reason rejects this Subscription, the Subscription will be refunded in full, without interest, and this Subscription Agreement shall be null, void and of no effect.  Acceptance of this Subscription by the Issuer will be evidenced by the execution hereof by an officer of the Issuer.

The undersigned hereby executes this Subscription Agreement as of the ____ day of 2008, at _______________________, ______________________.
(city)                                           (state)

SUBSTITUTE FORM W-9
PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER
Under the penalties of perjury, I certify that: (1) the Social Security number or Taxpayer Identification Number given below is correct; and (2) 1 am not subject to backup withholding. INSTRUCTION: YOU MUST CROSS OUT NUMBER 2 ABOVE IF YOU HAVE BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORT1NG INTEREST OR DIVIDENDS ON YOUR TAX RETURN.

MAIL TO:                                                                                            Signature: ___________________________

NewMarket Technology, Inc.                                                           Print Name: _________________________
14860 Montfort Drive, Suite 210
Dallas, TX 75254                                                                                  ___________________________________

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Federal Employer Identification Number/
Social Security Number

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Street Address

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City, State and Zip Code

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Telephone Number

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